UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-2192

THE DREYFUS THIRD CENTURY FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	5/31/12

FORM N-CSR

Item 1.                        Reports to Stockholders.

The Dreyfus

Third Century Fund, Inc.

ANNUAL REPORT May 31, 2012

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Important Tax Information
33	Board Members Information
35	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Dreyfus
Third Century Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for The Dreyfus Third Century Fund, Inc., covering the 12-month period from June 1, 2011, through May 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The market rebound that drove stock prices higher during the fall and winter seemed to sputter toward the end of the first quarter 2012, primarily due to a resurgent European debt crisis and renewed U.S. economic concerns, including disappointing employment data. Consequently, stocks ended the reporting period with low or negative returns, on average, with steeper declines among smaller companies and more mild losses for large-cap stocks.

Despite the market’s recent swoon, we believe that trends in many of the more economically sensitive areas of the U.S. economy remain favorable. For example, in the automobile industry, new cars offer improved gas mileage, the average age of the auto fleet is old, and credit is widely available at a time when household debt-service ratios have dropped sharply. Even residential construction has moved into a sustainable uptrend, in our opinion, as employment has expanded and homebuilders have seen a rise in orders. On the other hand, net exports may prove to be a slight drag on domestic growth since the economy in the United States is stronger than in many of its trading partners. On the whole, we expect near-trend growth in the U.S. economy for the remainder of 2012.

As always, we encourage you to discuss our observations with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2011, through May 31, 2012, as provided by Jocelin A. Reed, CFA, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended May 31, 2012, The Dreyfus Third Century Fund’s Class A shares, Class C shares, Class I shares and Class Z shares produced total returns of –3.13%, –3.78%, –2.72% and –2.86%, respectively.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), provided a total return of –0.43% for the same period.2 Market weakness stemming from macroeconomic concerns over the reporting period’s first half was balanced by a subsequent rebound. The fund produced lower returns than its benchmark, chiefly due to shortfalls in the energy sector.

On a separate note, effective May 2012, investment decisions for the fund are made by the Active Equity Team.Team members are Jocelin A. Reed, C.Wesley Boggs,Warren Chiang and Ronald Gala.

The Fund’s Investment Approach

The fund seeks capital growth, with current income as a secondary goal. To pursue these goals, the fund invests primarily in the common stocks of companies that, in our opinion, meet traditional investment standards while conducting their businesses in a manner that contributes to the enhancement of the quality of life in America. Our strategy combines computer modeling techniques, fundamental analysis and risk management with a social investment process.

In selecting stocks, we begin with quantitative research to rank stocks within an industry or sector. Next, using fundamental analysis, we designate the most attractive securities as potential purchase candidates. We then evaluate potential purchase candidates to determine whether they meet the fund’s socially responsible investment criteria.We further examine companies determined to be eligible, by industry or sector, and select those companies we consider to be the most attractive based on financial considerations. If there is more than one company to choose from, we can select stocks of companies that exhibit positive records in the fund’s areas of social concern.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The fund normally focuses on large-cap growth stocks; however, it also may invest in value-oriented, midcap and small-cap stocks.

Mixed Economic Data Fueled Market Volatility

The reporting period began amid steep market declines stemming from a sovereign debt crisis in Europe and uncertainties regarding the sustainability of the U.S. economic recovery. As a result, many stocks and higher yielding bonds lost substantial value over the summer of 2011.

Fortunately, many of these concerns abated in the fall when U.S. employment trends improved and European policymakers announced measures to address the region’s debt crisis. Investors grew more tolerant of risks, and they shifted their attention from traditional safe havens to stocks. However, new developments in the spring of 2012 called these positive influences into question. The U.S. labor market’s rebound slowed markedly as the public sector shed jobs. Austerity measures in Europe encountered political resistance, raising questions regarding the region’s prospects. Consequently, stocks declined broadly in April and May, erasing earlier gains.

Energy Stocks Weighed on Relative Performance

In this challenging market environment, the fund suffered disappointments in the energy sector, where environmental concerns prevented it from investing in some of the industry group’s better performers, including major integrated oil producers. Instead, we focused on exploration-and-production companies engaged in the development of natural gas, a growing source of domestic energy supply. However, the stocks of many of these companies — including Devon Energy and Nexen—declined due to a glut of natural gas that sent commodity prices sharply lower.

Results in the telecommunications services sector were undermined by wireless carrier MetroPCS Communications, which struggled with intensifying competitive pressures and a dwindling subscriber base. Overweighted exposure to the materials sector also hampered relative performance as metals producers, including aluminum maker Alcoa, were hurt by falling commodity prices.

The fund achieved better results in the financials sector, where an underweighted position helped the fund avoid the brunt of the market segment’s weakness. The fund held none of the diversified financial institutions that recently have struggled with corporate governance and oversight issues. Instead, we emphasized non-banking financial companies, such as securities exchange NASDAQ OMX Group and consumer finance company Discover Financial Services, that have strong management teams and healthy balance sheets. The fund also benefited from overweighted exposure to the health care sector, where we favored biotechnology firms such as Biogen Idec and Gilead Sciences over large pharmaceutical developers.

Social Responsibility: Serving a Diverse Population

We take seriously our mandate to invest in socially responsible companies. One example is cosmetics maker Estee Lauder Companies, Cl.A, which has a history of diversity in its workforce and promotes a line of products specifically formulated for women of color. Moreover, Estee Lauder is a leader in the development of organic and healthy beauty products.These ventures are not just good social policy; they are sound business decisions as the company makes inroads into the emerging markets and a growing population of middle class consumers.

A Growth-Oriented Investment Posture

Our bottom-up security selection process has found a number of growth-oriented opportunities but fewer of the value-oriented variety, particularly among financial companies. In addition, we have favored companies with a presence in emerging markets. In our judgment, these strategies position the fund for potential market gains while managing risk.

June 15, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in The Dreyfus Third Century Fund, Inc.
Class A shares, Class C shares, Class I shares and Class Z shares and the Standard & Poor’s
500 Composite Stock Price Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Z shares of
The Dreyfus Third Century Fund, Inc. on 5/31/02 to a $10,000 investment made in the Standard & Poor’s 500
Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.
The Dreyfus Third Century Fund, Inc. primarily seeks capital growth through investment in common stocks of companies that the fund’s management believes not only meet traditional investment standards, but also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is a secondary goal.The Index is a widely accepted, unmanaged index of overall U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.
The Index is not subject to the same socially responsible investment criteria as The Dreyfus Third Century Fund, Inc.
Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the
Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/12
	1Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	–8.72%	–0.52%	1.98%
without sales charge	–3.13%	0.66%	2.58%
Class C shares
with applicable redemption charge †	–4.74%	–0.06%	1.84%
without redemption	–3.78%	–0.06%	1.84%
Class I shares	–2.72%	1.07%	2.94%
Class Z shares	–2.86%	0.93%	2.85%
Standard & Poor’s 500
Composite Stock Price Index	–0.43%	–0.92%	4.13%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Third Century Fund, Inc. from December 1, 2011 to May 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2012

	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$6.55	$10.40	$4.58	$5.34
Ending value (after expenses)	$1,031.90	$1,028.40	$1,034.30	$1,033.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.
You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison.
Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2012

	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$6.51	$10.33	$4.55	$5.30
Ending value (after expenses)	$1,018.55	$1,014.75	$1,020.50	$1,019.75

† Expenses are equal to the fund’s annualized expense ratio of 1.29% for Class A, 2.05% for Class C, .90% for Class I
and 1.05% for Class Z, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2012

Common Stocks—98.8%	Shares	Value ($)
Consumer Discretionary—8.9%
Best Buy	148,300	2,776,176
Discovery Communications, Cl. A	94,100[a]	4,714,410
Kohl’s	75,800	3,473,156
Marriott International, Cl. A	98,100	3,797,451
Nordstrom	54,900	2,600,613
O’Reilly Automotive	21,200[a]	2,030,748
Staples	164,700	2,164,158
		21,556,712
Consumer Staples—11.2%
Campbell Soup	113,500[b]	3,597,950
Clorox	33,000	2,270,400
Coca-Cola Enterprises	93,400	2,555,424
Costco Wholesale	52,575	4,541,954
Estee Lauder, Cl. A	55,400	2,999,910
Hormel Foods	121,700	3,640,047
Kroger	55,100	1,212,751
Procter & Gamble	26,550	1,653,800
Whole Foods Market	50,800	4,501,388
		26,973,624
Energy—8.1%
Apache	35,600	2,897,128
Bristow Group	26,500	1,061,325
Denbury Resources	221,700[a]	3,352,104
Devon Energy	53,200	3,166,464
EnCana	100,100[b]	1,990,989
Hess	29,800	1,302,260
Nexen	157,675[b]	2,464,460
Noble Energy	31,400	2,652,044
Venoco	85,277[a]	795,634
		19,682,408
Financial—11.8%
Aflac	69,600	2,789,568
American Express	64,800	3,617,784
Comerica	148,800	4,526,496
Discover Financial Services	101,375	3,356,526
First Horizon National	191,679	1,625,438

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
KeyCorp	586,900	4,401,750
NASDAQ OMX Group	82,600	1,807,288
People’s United Financial	95,600	1,111,828
PNC Financial Services Group	29,500	1,811,890
Regions Financial	292,400	1,839,196
Waddell & Reed Financial, Cl. A	56,100	1,610,631
		28,498,395
Health Care—13.5%
Agilent Technologies	68,500	2,785,210
Amgen	18,625	1,294,810
AstraZeneca, ADR	57,975	2,342,770
Becton Dickinson & Co.	16,150	1,181,050
Biogen Idec	23,200[a]	3,033,400
Bristol-Myers Squibb	170,700	5,691,138
DaVita	45,600[a]	3,705,000
Gilead Sciences	47,950[a]	2,395,102
Humana	27,850	2,127,461
Life Technologies	87,800[a]	3,591,898
Novartis, ADR	46,825	2,436,305
Waters	26,200[a]	2,090,236
		32,674,380
Industrial—11.1%
3M	37,600	3,173,816
Brink’s	44,400	1,010,988
Caterpillar	37,900	3,320,798
Cummins	31,700	3,073,315
Donaldson	30,750	1,099,928
Fluor	24,300	1,139,184
General Electric	169,600	3,237,664
Goodrich	10,500	1,320,585
Parker Hannifin	31,100	2,542,114
Pitney Bowes	65,700[b]	896,148
United Parcel Service, Cl. B	33,000	2,473,020
United Technologies	49,250	3,649,918
		26,937,478

Common Stocks (continued)	Shares	Value ($)
Information Technology—25.2%
Accenture, Cl. A	21,800	1,244,780
Advanced Micro Devices	396,700[a]	2,411,936
Apple	10,675[a]	6,167,268
Applied Materials	349,900	3,614,467
Avnet	48,450[a]	1,477,241
BMC Software	67,500[a]	2,856,600
CA	81,500	2,026,905
Cisco Systems	229,225	3,743,244
Dell	276,700[a]	3,411,711
EMC	128,625[a]	3,067,706
Hewlett-Packard	114,000	2,585,520
International Business Machines	33,250	6,413,925
Intuit	33,100	1,861,213
Microsoft	175,100	5,111,169
Motorola Solutions	64,400	3,096,352
Oracle	190,575	5,044,520
Symantec	154,550[a]	2,293,522
VistaPrint	85,000[a,b]	2,879,800
Western Union	98,175	1,610,070
		60,917,949
Materials—2.6%
Ball	65,300	2,610,041
Domtar	31,500	2,491,965
Rockwood Holdings	25,800[a]	1,248,720
		6,350,726
Telecommunication
Services—2.9%
Verizon Communications	168,800	7,028,832
Utilities—3.5%
Consolidated Edison	53,600	3,235,296
Pinnacle West Capital	52,700	2,602,326
Xcel Energy	92,800	2,600,256
		8,437,878
Total Common Stocks
(cost $223,235,196)		239,058,382

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Other Investment—1.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,798,903)	2,798,903[c]	2,798,903
Investment of Cash Collateral for
Securities Loaned—3.2%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $7,656,891)	7,656,891[c]	7,656,891

Total Investments (cost $233,690,990)	103.1%	249,514,176
Liabilities, Less Cash and Receivables	(3.1%)	(7,578,437)
Net Assets	100.0%	241,935,739

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At May 31, 2012, the value of the fund’s securities on loan was $7,319,810 and the value of the collateral held by the fund was $7,656,891.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	25.2	Energy	8.1
Health Care	13.5	Money Market Investments	4.3
Financial	11.8	Utilities	3.5
Consumer Staples	11.2	Telecommunication Services	2.9
Industrial	11.1	Materials	2.6
Consumer Discretionary	8.9		103.1

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2012

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $7,319,810)—Note 1(b):
Unaffiliated issuers			223,235,196	239,058,382
Affiliated issuers			10,455,794	10,455,794
Dividends receivable				375,573
Receivable for investment securities sold				273,645
Receivable for shares of Common Stock subscribed				18,863
Prepaid expenses				23,785
				250,206,042
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				212,584
Cash overdraft due to Custodian				71,058
Liability for securities on loan—Note 1(b)				7,656,891
Payable for shares of Common Stock redeemed				178,555
Payable for investment securities purchased				19,734
Accrued expenses				131,481
				8,270,303
Net Assets ($)				241,935,739
Composition of Net Assets ($):
Paid-in capital				223,955,925
Accumulated undistributed investment income—net				1,686,110
Accumulated net realized gain (loss) on investments				470,518
Accumulated net unrealized appreciation
(depreciation) on investments				15,823,186
Net Assets ($)				241,935,739

Net Asset Value Per Share
	Class A	Class C	Class I	Class Z
Net Assets ($)	14,469,370	3,313,103	2,766,164	221,387,102
Shares Outstanding	1,412,558	351,280	266,164	21,323,045
Net Asset Value
Per Share ($)	10.24	9.43	10.39	10.38

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended May 31, 2012

Investment Income ($):
Income:
Cash dividends (net of $22,927 foreign taxes withheld at source):
Unaffiliated issuers	4,322,762
Affiliated issuers	1,556
Income from securities lending—Note 1(b)	93,681
Total Income	4,417,999
Expenses:
Management fee—Note 3(a)	1,867,112
Shareholder servicing costs—Note 3(c)	599,021
Professional fees	87,745
Registration fees	66,558
Prospectus and shareholders’ reports	24,655
Distribution fees—Note 3(b)	23,833
Custodian fees—Note 3(c)	18,735
Directors’ fees and expenses—Note 3(d)	8,580
Loan commitment fees—Note 2	3,224
Miscellaneous	25,684
Total Expenses	2,725,147
Less—reduction in fees due to earnings credits—Note 3(c)	(540)
Net Expenses	2,724,607
Investment Income—Net	1,693,392
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	20,982,682
Net unrealized appreciation (depreciation) on investments	(30,460,407)
Net Realized and Unrealized Gain (Loss) on Investments	(9,477,725)
Net Decrease in Net Assets Resulting from Operations	(7,784,333)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,
	2012[a]	2011
Operations ($):
Investment income—net	1,693,392	1,609,944
Net realized gain (loss) on investments	20,982,682	19,513,092
Net unrealized appreciation
(depreciation) on investments	(30,460,407)	39,275,919
Net Increase (Decrease) in Net Assets
Resulting from Operations	(7,784,333)	60,398,955
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(53,991)	(29,083)
Class I Shares	(17,567)	(11,988)
Class Z Shares	(1,540,709)	(1,318,966)
Total Dividends	(1,612,267)	(1,360,037)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	3,154,009	1,669,152
Class C Shares	735,678	992,245
Class I Shares	1,414,411	375,106
Class Z Shares	4,132,874	4,584,224
Dividends reinvested:
Class A Shares	50,918	27,372
Class I Shares	4,437	3,945
Class Z Shares	1,461,859	1,251,951
Cost of shares redeemed:
Class A Shares	(3,455,527)	(3,095,043)
Class B Shares	(246,566)	(277,661)
Class C Shares	(240,518)	(1,367,136)
Class I Shares	(582,591)	(397,735)
Class Z Shares	(22,538,077)	(24,062,734)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(16,109,093)	(20,296,314)
Total Increase (Decrease) in Net Assets	(25,505,693)	38,742,604
Net Assets ($):
Beginning of Period	267,441,432	228,698,828
End of Period	241,935,739	267,441,432
Undistributed investment income—net	1,686,110	1,604,985

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended May 31,
	2012[a]	2011
Capital Share Transactions:
Class Ab
Shares sold	307,794	168,893
Shares issued for dividends reinvested	5,102	2,851
Shares redeemed	(328,693)	(329,302)
Net Increase (Decrease) in Shares Outstanding	(15,797)	(157,558)
Class Bb
Shares redeemed	(25,795)	(31,784)
Class C
Shares sold	76,214	108,697
Shares redeemed	(25,197)	(150,482)
Net Increase (Decrease) in Shares Outstanding	51,017	(41,785)
Class I
Shares sold	133,262	40,354
Shares issued for dividends reinvested	439	406
Shares redeemed	(57,226)	(45,741)
Net Increase (Decrease) in Shares Outstanding	76,475	(4,981)
Class Z
Shares sold	394,397	469,674
Shares issued for dividends reinvested	144,595	128,798
Shares redeemed	(2,171,722)	(2,498,016)
Net Increase (Decrease) in Shares Outstanding	(1,632,730)	(1,899,544)

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended May 31, 2012, 14,832 Class B shares representing $142,537 were automatically converted to 13,454 Class A shares and during the period ended May 31, 2011, 19,854 Class B shares representing $175,391 were automatically converted to 18,188 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended May 31,
Class A Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	10.61	8.36	7.08	9.72	10.05
Investment Operations:
Investment income—net[a]	.05	.03	.03	.05	.01
Net realized and unrealized
gain (loss) on investments	(.38)	2.24	1.25	(2.65)	(.32)
Total from Investment Operations	(.33)	2.27	1.28	(2.60)	(.31)
Distributions:
Dividends from investment income—net	(.04)	(.02)	—	(.04)	(.02)
Net asset value, end of period	10.24	10.61	8.36	7.08	9.72
Total Return (%)[b]	(3.13)	27.18	18.08	(26.73)	(3.06)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.31	1.39	1.35	1.31	1.35
Ratio of net expenses
to average net assets	1.31	1.39	1.35	1.30	1.35
Ratio of net investment income
to average net assets	.46	.32	.40	.70	.06
Portfolio Turnover Rate	64.12	50.46	35.17	40.27	21.97
Net Assets, end of period ($ x 1,000)	14,469	15,154	13,252	42,532	15,066

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,
Class C Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	9.80	7.75	6.63	9.13	9.48
Investment Operations:
Investment (loss)—net[a]	(.03)	(.03)	(.03)	(.02)	(.06)
Net realized and unrealized
gain (loss) on investments	(.34)	2.08	1.17	(2.48)	(.29)
Total from Investment Operations	(.37)	2.05	1.14	(2.50)	(.35)
Distributions:
Dividends from investment income—net	—	—	(.02)	—	—
Net asset value, end of period	9.43	9.80	7.75	6.63	9.13
Total Return (%)[b]	(3.78)	26.45	17.16	(27.38)	(3.69)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.05	2.00	2.09	2.14	2.01
Ratio of net expenses
to average net assets	2.05	2.00	2.09	2.14	2.00
Ratio of net investment (loss)
to average net assets	(.27)	(.29)	(.39)	(.29)	(.60)
Portfolio Turnover Rate	64.12	50.46	35.17	40.27	21.97
Net Assets, end of period ($ x 1,000)	3,313	2,944	2,652	1,788	2,487

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.

See notes to financial statements.

		Year Ended May 31,
Class I Shares	2012	2011	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	10.77	8.48	7.23	9.90	10.23
Investment Operations:
Investment income—net[b]	.09	.08	.06	.07	.05
Net realized and unrealized
gain (loss) on investments	(.38)	2.28	1.27	(2.69)	(.32)
Total from Investment Operations	(.29)	2.36	1.33	(2.62)	(.27)
Distributions:
Dividends from investment income—net	(.09)	(.07)	(.08)	(.05)	(.06)
Net asset value, end of period	10.39	10.77	8.48	7.23	9.90
Total Return (%)	(2.72)	27.87	18.43	(26.47)	(2.65)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.92	.89	1.01	.95	.94
Ratio of net expenses
to average net assets	.92	.89	1.01	.95	.94
Ratio of net investment income
to average net assets	.86	.83	.71	.92	.51
Portfolio Turnover Rate	64.12	50.46	35.17	40.27	21.97
Net Assets, end of period ($ x 1,000)	2,766	2,043	1,651	1,048	1,206

a Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,
Class Z Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	10.76	8.48	7.22	9.88	10.21
Investment Operations:
Investment income—net[a]	.07	.07	.05	.05	.04
Net realized and unrealized
gain (loss) on investments	(.38)	2.27	1.28	(2.68)	(.33)
Total from Investment Operations	(.31)	2.34	1.33	(2.63)	(.29)
Distributions:
Dividends from investment income—net	(.07)	(.06)	(.07)	(.03)	(.04)
Net asset value, end of period	10.38	10.76	8.48	7.22	9.88
Total Return (%)	(2.86)	27.61	18.40	(26.56)	(2.82)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.07	1.03	1.10	1.11	1.01
Ratio of net expenses
to average net assets	1.07	1.03	1.10	1.10	1.00
Ratio of net investment income
to average net assets	.71	.68	.60	.73	.40
Portfolio Turnover Rate	64.12	50.46	35.17	40.27	21.97
Net Assets, end of period ($ x 1,000)	221,387	247,051	210,701	192,247	291,213

a Based on average shares outstanding at each month end.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

The Dreyfus Third Century Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to provide capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Z (200 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Class Z shares generally are not available for new accounts.The Board of Directors approved, effective as of the close of business on March 13, 2012, the transfer of shares authorized from Class B to Class A shares. Class B shares were subject to a CDSC imposed on Class B share redemptions made within six years of purchase and automatically converted to Class A shares after six years.The fund no longer offers Class B shares. Effective March 13, 2012, all outstanding Class B shares were automatically converted to Class A shares. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	226,944,058	—	—	226,944,058
Equity Securities—
Foreign†	12,114,324	—	—	12,114,324
Mutual Funds	10,455,794	—	—	10,455,794

† See Statement of Investments for additional detailed categorizations.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended May 31, 2012, The Bank of NewYork Mellon earned $40,149 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Other investment companies advised by Dreyfus are considered to be “affiliated” with the fund.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended May 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	5/31/2011	($)	Purchases ($)	Sales ($)	5/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	2,099,000		20,439,769	19,739,866	2,798,903		1.1
Dreyfus
Institutional
Cash
Advantage
Fund†	4,091,062		175,716,373	172,150,544	7,656,891		3.2
Total	6,190,062		196,156,142	191,890,410	10,455,794		4.3

† On June 7, 2011, Dreyfus Institutional Cash Advantage Plus Fund was acquired by Dreyfus
Institutional Cash Advantage Fund, resulting in a transfer of shares.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended May 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,686,110, undistributed capital gains $474,517 and unrealized appreciation $15,819,187.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2012 and May 31, 2011 were as follows: ordinary income $1,612,267 and $1,360,037, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

Facility at the time of borrowing. During the period ended May 31, 2012, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to the management agreement (“Agreement”) with the Manager, the management fee is computed at an annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Pursuant to the Agreement, if in any full fiscal year the aggregate expenses allocable to Class Z shares (exclusive of taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1 1 / 2 % of the value of the average daily net assets of Class Z shares, the fund may deduct from the fees paid to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2012, there was no expense reimbursement pursuant to the Agreement.

During the period ended May 31, 2012, the Distributor retained $5,226 from commissions earned on sales of the fund’s Class A shares and $689 and $295 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B shares paid and Class C shares pay the Distributor for distributing their shares at the annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended May 31, 2012, Class B and Class C shares were charged $859 and $22,974, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay and Class B shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B and Class C shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2012, Class A, Class B and Class C shares were charged $36,721, $286 and $7,658, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2012, Class Z shares were charged $237,585 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency and cash management agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2012, the fund was charged $135,720 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2012, the fund was charged $18,735 pursuant to the custody agreement.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended May 31, 2012, the fund was charged $20,322 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $540.

During the period ended May 31, 2012, the fund was charged $6,565 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $156,682, Rule 12b-1 distribution plan fees $2,147, shareholder services plan fees $9,659 custodian fees $4,500, chief compliance officer fees $2,652 and transfer agency per account fees $36,944.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2012, amounted to $159,354,482 and $175,865,977, respectively.

At May 31, 2012, the cost of investments for federal income tax purposes was $233,694,989; accordingly, accumulated net unrealized appreciation on investments was $15,819,187, consisting of $30,405,279 gross unrealized appreciation and $14,586,092 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
The Dreyfus Third Century Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Dreyfus Third Century Fund, Inc., including the statement of investments, as of May 31, 2012 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The DreyfusThird Century Fund, Inc. at May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 27, 2012

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended May 31, 2012 as qualifying for the corporate dividends received deduction.Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,612,267 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

OFFICERS OF THE FUND(Unaudited)

The Fund 35

OFFICERS OF THE FUND (Unaudited) (continued)

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2012 MBSC Securities Corporation

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,312 in 2011 and $30,857 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,000 in 2011 and $12,000 in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,863 in 2011 and $3,455 in 2012. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $170 in 2011 and $939 in 2012. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2011 and $0 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $19,526,919 in 2011 and $34,285,599 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Third Century Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	July 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	July 24, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	July 24, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)